                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box:
         [X]  Preliminary Proxy Statement
         [ ]  Confidential, for Use of the Commission Only (as permitted by
              Rule 14a-6(e)(2))
         [ ]  Definitive Proxy Statement
         [ ]  Definitive Additional Materials
         [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         Kenilworth Systems Corporation
                          -----------------------------
                (Name of Registrant as Specified in Its Charter)

                         Kenilworth Systems Corporation
                          -----------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
         [X]  No fee required
         [ ]  Fee computed on table below per Exchange Act Rules
              14a-6(i)(4) and 0-11.

              (1) Title of each class of securities to which transaction applies:_____________________________________________________

              (2)  Aggregate number of securities to which transaction applies:
                   _____________________________________________________________

              (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: ________________

              (4)  Proposed maximum aggregate value of transaction:
                   _____________________________________________________________

              (5)  Total Fee Paid: _____________________________________________

         [ ]  Fee paid previously with preliminary materials.
         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount previously paid:______________________________________

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing party:________________________________________________

              (4)  Date filed:__________________________________________________

                         KENILWORTH SYSTEMS CORPORATION
                               54 KENILWORTH ROAD
                             MINEOLA, NEW YORK 11501

                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 13, 2001
                    ----------------------------------------

         TO THE STOCKHOLDERS

Notice is given that the Annual Meeting of the stockholders of Kenilworth Systems Corporation will be held on June 13, 2001 at 10:00 a.m. at Marriot Marquis, 1535 Broadway, New York, New York 10036 (at 46th Street). The meeting is called for the following purposes:

         ELECTION OF DIRECTORS

To elect three directors for the term continuing through the next annual meeting of Kenilworth and until their successors are duly elected.

         RATIFICATION OF ADOPTION OF PERFORMANCE AND EQUITY INCENTIVE PLAN

To ratify the adoption of Kenilworth's Performance and Equity Incentive Plan.

         AUTHORIZATION AND RATIFICATION OF A CERTIFICATE OF AMENDMENT TO KENILWORTH'S CERTIFICATE OF INCORPORATION FILED ON DECEMBER 7, 1998 AND OF ALL SHARES ISSUED SINCE SUCH FILING IN EXCESS OF THE PREVIOUSLY AUTHORIZED 15,000,000 SHARES.

To authorize and ratify the Certificate of Amendment of Kenilworth filed on December 7, 1998 which increased the authorized number of shares of common stock $.01 par value ("Common Stock") which Kenilworth had the authority to issue from 15,000,000 to 100,000,000 and to ratify the issuance of shares of Common Stock of Kenilworth issued since December 7, 1998, in excess of the previously authorized 15,000,000 shares.

         AUTHORIZATION OF AN AMENDMENT TO KENILWORTH'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK TO 200,000,000

To authorize an amendment to Kenilworth's Certificate of Incorporation to increase the authorized number of shares of Common Stock which Kenilworth may issue to 200,000,000.

         AUTHORIZATION OF AN AMENDMENT TO KENILWORTH'S CERTIFICATE OF INCORPORATION TO AUTHORIZE PREFERRED STOCK

To authorize an amendment to Kenilworth's Certificate of Incorporation to authorize a class of Preferred Stock consisting of 2,000,000 shares that may be issuable having such rights and restrictions as may be determined by the Board of Directors of Kenilworth.

         RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

To ratify the appointment of Peter C. Cosmas Co., Certified Public Accountants, as independent auditors.

         TRANSACTION OF OTHER BUSINESS

To transact such other business as may properly come before the meeting or any adjournments thereof.

Only stockholders of record at the close of business on May 7, 2001 are entitled to receive notice of, and to vote at, this meeting or any adjournment thereof.


                                        HERBERT LINDO
                                        President



DATED: May 7, 2001

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF KENILWORTH SYSTEMS CORPORATION AND RETURN IT IN THE PRE- ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. A STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                          THANK YOU FOR ACTING PROMPTLY

                         KENILWORTH SYSTEMS CORPORATION
                               54 KENILWORTH ROAD
                             MINEOLA, NEW YORK 11501
                       ----------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 13, 2001

                 INFORMATION CONCERNING SOLICITATION AND VOTING
                       ----------------------------------


GENERAL

The enclosed proxy mailed to stockholders commencing approximately on May 10, 2001 is solicited by the Board of Directors of Kenilworth Systems Corporation in connection with the annual meeting of stockholders to be held June 13, 2001, at 10:00 a.m. at Marriot Marquis, 1535 Broadway, New York, New York 10036 (at 46th Street). Proxies will be voted in accordance with directions specified or otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted in favor of the action described in this proxy statement.

RECORD DATE, OUTSTANDING SHARES

Only stockholders of record at the close of business on May 7, 2001 (the
"Record Date") are entitled to receive notice of and to vote at the meeting. The outstanding voting securities of Kenilworth as of such date consisted of 64,932,492 shares of Common Stock $.01 par value.

REVOCABILITY OF PROXIES

The enclosed proxy may be revoked at any time before its use by delivering to us a subsequently dated proxy or by giving written notice to Kenilworth. Stockholders who attend the meeting may withdraw their proxies at any time before their shares are voted by voting their shares in person.

VOTING AND SOLICITATION

The expense of the solicitation of proxies for the meeting will be paid by Kenilworth. In addition to the mailing of the proxy material, solicitation may be made in person or by telephone by directors, officers or regular employees of Kenilworth. It is estimated our cost of proxy solicitations by Kenilworth will not exceed $5,000.

We are aware of no other matters to be presented for action at this meeting not specified in the notice of meeting. Proxies received without specified instructions will be voted FOR the nominees named in the Proxy to Kenilworth's Board of Directors and FOR each of the other items. In the event that any other matter should come before the Annual Meeting or any nominee is not available for election, the persons named in the enclosed Proxy will have discretionary authority to vote all Proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

Under SEC rules, boxes and a designated blank space are provided on the proxy card for stockholders to mark if they wish to abstain on one or more of the proposals or to withhold authority to vote for one or more nominees for director.

QUORUM, ABSTENTIONS, BROKER NON-VOTES

Our voting securities consist solely of Common Stock. A majority of our outstanding shares are required to be present in person or by proxy for a quorum to be present at the meeting. Each share of Common Stock entitles the holder to one (1) vote on each matter to be voted upon. Abstentions and broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business. Abstentions are counted as present in the tabulation of votes on each of the proposals presented to the stockholders. Broker non-votes will not be counted for the purpose of determining whether a particular proposal has been approved. Each of the Proposals require the approval of a majority of the Common Stock present in person or represented by proxy, with the exception of the proposals with regard to amending the Certificate of Incorporation which requires approval of a majority of the outstanding shares of Common Stock. Assuming a quorum is present at the Annual Meeting, abstentions will have the effect of a negative vote while broker non-votes will have no effect, except they will have a negative effect with regards to amending the Certificate of Incorporation.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

Our bylaws provide that there will be not less than three nor more than fifteen directors. The present size of the Board is fixed at three directors.

NOMINEES FOR DIRECTOR

Our Board of Directors has unanimously nominated and designated the following individuals for election as directors for a term continuing through Kenilworth's next annual meeting and until their successors are elected and take their places:


Name                     Age          Position
----                     ---          --------

Herbert Lindo            75           Director, Chairman of the Board,
                                       President and Treasurer,
                                       Chief Executive Officer and
                                       Chief Financial Officer

                                      Director

Kit Y. Wong              71           Director

Joyce D. Clark           65           Director, Financial Officer
                                       (Vice-President)

Herbert Lindo has been president and chief executive officer of Kenilworth since 1972. Since emerging from bankruptcy, he has served as chief executive officer and chief financial officer of Kenilworth.

Joyce Clark has served as a director of Kenilworth since 1998. Since 1991 she has served as controller of Long Island Wholesalers Inc., a wholesale door manufacturer. She is also the sister of Betty S. Svandrlik, secretary of Kenilworth.

Kit Wong has served as a director of Kenilworth since 1999. She owns and operates several Chinese restaurants in the new York metropolitan area.

Proxies in the enclosed form will be voted for the nominees named above. Authority may be withheld for any nominee. In addition, stockholders may nominate additional nominees as candidates for the position as director. Although the Board of Directors does not anticipate that any nominee will be unavailable for election, in the event of such occurrence, the proxy will be voted for such substitute, if any, as the Board of Directors may designate. Proxies will not vote for a greater number of persons than the number of nominees named.

RECOMMENDATION AND REQUIRED VOTE

Directors will be elected by the vote of a plurality of the votes cast. Abstentions and broker non-votes are not counted as votes cast. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NAMED NOMINEES.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of May 7, 2001, the number of shares of Common Stock owned by each of the present directors of Kenilworth, together with certain information with respect to each:


                                              Number of
                                               Shares
                            Director         Beneficially           Percent
Name                        Since              Owned(1)             (1)
----                        -----             -----------           -------
Herbert Lindo(2)            1972              10,333,000             15.9

Kit Y. Wong                 1999                      --             *

Joyce D. Clark              1998                 100,000             *

----------
*   Less than 1%

(1) Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.

(2) Herbert Lindo is the only person known to own beneficially more than 5% of Kenilworth's Common Stock.

As of May 7, 2001, the directors and executive officers of Kenilworth, four persons, owned of record and beneficially a total of 10,483,000 shares representing 16.1% of the issued and outstanding Common Stock of Kenilworth.


MEETINGS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES THEREOF

Five meetings of the Board of Directors were held during the fiscal year ending December 31, 2000. The Board of Directors has not established any committees at this time.

AUDIT COMMITTEE AND CHARTER

We will endeavor to establish at a future date an audit committee which will consist of at least three independent directors. The following charter has been adopted by the Board of Directors which will govern the audit committee as independent directors become available to Kenilworth:

                                     CHARTER

Responsibilities

The Audit Committee of the Board of Directors (the "Audit Committee") shall have the responsibility to assist the Board of Directors in fulfilling its fiduciary and other obligations with respect to accounting and financial matters. Specifically, and without limiting the generality of the foregoing, the Audit Committee shall:

         1 Review the adequacy and effectiveness of the Company's system of internal financial controls and accounting practices to achieve reliability and integrity in the Company's financial statements, and initiate such examinations of such controls and practices as the Audit Committee deems advisable.

         2 Review the qualification, performance and independence of the Company's independent auditors and recommend independent auditors for appointment annually by the Board of Directors.

         3 Prior to the commencement of the Company's annual external audit, review with the Company's independent auditors the scope of their audit function and estimated audit fees.

         4 Subsequent to the completion of the Company's annual external audit, review the report and recommendations of the independent auditors with the independent auditors and the Company's management.

         5 Review the annual and quarterly consolidated financial statements of the company and other financial disclosures of the Company and the accounting principles being applied in such statements and disclosures.

         6 Review the authority and duties of the Company's chief financial officer and chief accounting officer and the performance by each of them of their respective duties.

         7 Review the insurance programs fo the Company including professional malpractice, general liability, director and officer liability and property insurance, and the insurers carrying the Company's insurance.

         8 Oversee the establishment and thereafter periodically review a corporate code of conduct and the Company's policies on ethical business practices.

         9 Prior to public release, review with management and the independent accountants, the financial results for the prior year including the Company's annual report on Form 10-K.

         10 Review the committee's charter annually and revise as appropriate.

         11 Meet with the chief financial officer and the independent accountants, in separate executive sessions, to discuss any matters that the committee or these groups believe should be considered privately.

         12 Take such other actions concerning the Company's accounting and financial functions as the Committee deems appropriate with respect to the matters described above.

Meeting Frequency

The Audit Committee will meet as necessary. Generally, meetings will be held immediately prior to each regular meeting of the Board of Directors, or as called by the Chief Executive Officer, the Chairman of the Audit Committee or any two members of the Audit Committee.

Governance

The Audit Committee will maintain complete records of its proceedings. At least fifty percent (50%) of the members of the Audit Committee shall be necessary to constitute a quorum for the conduct of business. The affirmative vote of a majority of a quorum will be necessary to approve any action. As permitted by applicable law, the Audit Committee may hold meetings by conference call. The Audit Committee may approve actions by written consent if all of the members of the Audit Committee execute the consent. The Chairman of the Audit Committee will be appointed by the Board of Directors. Notice of meetings of the Audit Committee will be in accordance with the notice provision of the bylaws with respect to meetings of the Board of Directors of Kenilworth.

Membership

1 The Audit Committee will be comprised of at least three independent directors.

2        Only independent directors may serve as members of the Committee.

EXECUTIVE COMPENSATION

The following table sets forth the total compensation of the CEO and each executive officer of Kenilworth whose total salary and bonus exceeds $100,000.

                           Summary Compensation Table


                 Annual Compensation              Long term compensation


                                       7

               ------------------------  --------------------------------------
                                              Awards              Payout
                                         ------------------   -----------------
                                Other             Securities            All
Name and                       annual  Restricted underlying  LTIP     other
principal      Salary  Bonus   compel-    stock    options/  payouts  compen-
position  Year  ($)    ($)     sation($) award(s)($) SARS (#)  ($)    sation($)
--------  ----  ------ -----  ---------- --------- ---------- ------  --------
Herbert
Lindo     2000    0      0        0          0          0        0        0
          1999    0      0        0          0          0        0        0
          1998    0      0        0          0          0        0        0

Herbert Lindo received no compensation during the past three fiscal years and no executive officer received any compensation during the past three fiscal years.

STOCK OPTIONS

The following table sets forth the grant of options and SARs during the fiscal year ended December 31, 2000.

               Option/SAR Grants and Exercises in Last Fiscal Year
                      Option/SAR Grants in Last Fiscal Year

                                Individual Grants


         Number of       Percent of                               Potential realizable value
         securities      total options/                           at assumed annual rates
         underlying      SARS granted    Exercise                 of stock price apprecia-
         Options/SARs    to employees    or base      Expiration  tion for option term
Name     granted (#)     In fiscal year  price($/Sh)  Date          5%       10%
----     --------------  --------------  ------------ -----------   ----     ----
----     ----            ----            ----         ----          ----     ----

No options or SARs were granted during the last fiscal year.

         The following table sets forth the exercise of options and SARs during the fiscal year ended December 31, 2000.

               Aggregated Option/SAR Exercises in Last Fiscal Year
                          And FY-End Option/SAR Values


                                              Number of
                                              securities un-    Value of
                                              derlying unex-      unexercised in-
                                            ercised options/   the-money options
            Shares                         SARS at FY-end (#) SARS at FY-end($)
          acquired on          Value           exercisable /      exercisable /
Name      exercise (#)       realized ($)    unexercisable      unexercisable
-----     --------------    --------------     -------------   ----------------
----      ----              ----               ----            ----

No options or SARs were exercised during the year ended December 31, 2000. Kenilworth has no outstanding options or SARs.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires Kenilworth's executive officers and directors, and persons who beneficially own more than ten percent of our Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on representations from our executive officers and directors, we believe that during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than ten percent beneficial owners were complied with, with the exception that Form 3's for Kit Y. Wong, Joyce D. Clark and Betty Sue Svandrilik were not filed until March 2001. The forms were due at such time as each became a director. The delays in filing were inadvertent.

STOCK PERFORMANCE GRAPH

The following chart compares the cumulative total shareholder return on Kenilworth's Common Stock with the NASDAQ US Index. Kenilworth believes there is no other comparitive index to utilize. The comparison assumes $100 was invested on October 5, 1998 in Kenilworth's Common Stock and the NASDAQ US Index and assumes reinvestment of dividends in the NASDAQ Index. Kenilworth has paid no dividends and its stock did not trade during 1996 to October 4, 1998.

                         TOTAL RETURN TO SHAREHOLDER'S
                         (DIVIDENDS REINVESTED MONTHLY)


                                                    ANNUAL RETURN PERCENTAGE
                                                           YEARS ENDING


COMPANY/INDEX                         DEC98       DEC99     DEC00
--------------------------------------------------------------------------------
KENILWORTH SYSTEMS CORP               212.50     -50.40    390.32
NASDAQ US INDEX                        43.35      85.85    -39.82


                                                         INDEXED RETURNS
                                                           YEARS ENDING

                                      BASE
                                      PERIOD
COMPANY/INDEX                         5OCT98      DEC98     DEC99     DEC00
--------------------------------------------------------------------------------
KENILWORTH SYSTEMS CORP                100        312.50    155.00    760.00
NASDAQ US INDEX                        100        143.35    266.40    160.32

REPORT OF THE COMPENSATION COMMITTEE TO THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

Since no compensation was paid during the past fiscal year, no report was submitted. Further, there are no employment agreements with any of Kenilworth's officers or directors

                                   PROPOSAL 2

                      PERFORMANCE AND EQUITY INCENTIVE PLAN

Kenilworth's Board of Directors adopted the Performance and Equity Incentive Plan (subject to stockholder approval thereof) (the "Plan") on December 18, 2000, 2000. The purpose of the Plan is to provide equity ownership opportunities and performance based incentives to attract and retain the services of key employees, directors and non-employee consultants for Kenilworth and to motivate such individuals to put forth maximum efforts on behalf of Kenilworth.

The following summary provides a description of the significant provisions of the Plan. However, such summary is qualified in its entirety by reference to the full text of the Plan a copy of which is annexed hereto.

SHARES RESERVED FOR DISTRIBUTION PURSUANT TO AWARDS UNDER THE PLAN

The number of shares of Common Stock reserved for distribution pursuant to stock options or other awards under the Plan is 10,000,000, subject to adjustment in the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split or other changes in corporate structure affecting the Common Stock. All of the Common Stock which may be awarded under the Plan may be subject to delivery through Incentive Stock Options.

ADMINISTRATION

The Plan is to be administered by the Board of Directors or a Committee thereof composed of two or more members who are non-employee directors (the "Committee"). Grants of awards under the Plan to non-employee directors require the approval of the Board of Directors.

The Board or the Committee may amend, suspend or discontinue the Plan or any portion thereof at any time, but no amendment, suspension or discontinuation shall be made which would impair the right of any holder without the holder's consent. Subject to the foregoing, the Board or the Committee has the authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments. The Board or the Committee may institute loan programs to assist participants in financing the exercise of options through full recourse interest bearing notes not to exceed the cash consideration plus applicable taxes in connection with the acquisition of shares.

NATURE OF OPTIONS

Stock options granted under the Plan may be of two types, those intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended ("Incentive Stock Options") and those not so intended to qualify ("Non-Qualified Stock Options"). To the extent that a stock option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. Non-employee directors and non- employee consultants may only be granted Non-Qualified Stock Options.

OPTION PRICE AND DURATION OF OPTIONS

Incentive Stock Options granted under the Plan shall be exercisable at fair market value at the date of grant, generally the closing price as reported or such higher price as shall be determined by the Board or the Committee, and shall be exercisable no more than 10 years after the date of grant. Non-Qualified Stock Options shall be exercisable at such price as is determined by the Board or the Committee and shall be exercisable no more than 10 years and 1 month. Stock options are exercisable at such times and under such terms and conditions as shall be determined by the Board or the Committee. Incentive Stock Options shall not be granted to any owner of 10% or more of the combined voting power of Kenilworth, unless the exercise price is at least 110% of the fair market value on the date of grant, and the option states that it is not exercisable after the expiration of 5 years from the date of grant. The aggregate fair market value (determined on the date the option is granted) of shares subject to an Incentive Stock Option granted to an optionee in any calendar year shall not exceed $100,000.

RELOAD FEATURE

The Board or the Committee may grant options with a reload feature. A reload feature shall only apply when the option price is paid by delivery of Common Shares. The agreement for options containing the reload feature shall provide that the option holder shall receive, contemporaneously with the payment of the option price in Common Stock, a reload option to purchase that number of shares of Common Stock equal to the number of shares of Common Stock used to exercise the option, and, to the extent authorized by the Board of the Committee, the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the underlying Stock Option. The exercise price of the reload options shall be equal to the fair market value of the Common Stock on the date of grant of the reload option and each reload option shall be fully exercisable six months from the effective date of the grant of such reload option. The term on the reload option shall be equal to the remaining term of the option which gave rise to the reload option. No additional reload options shall be granted to optionees when Stock Options are exercised following the termination of the optionee's employment. Subject to the foregoing, the terms of the Plan applicable to the option shall be equally applicable to the reload option.

STOCK APPRECIATION RIGHTS

Stock Appreciations Rights may be granted in conjunction with all or part of any stock option granted under the Plan or independent of a stock option grant. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Board or the Committee. Upon the exercise of a Stock Appreciation Right, a holder shall be entitled to receive an amount in cash, Common Stock, or both, equal in value to the excess of the fair market value over the option exercise price per shares of Common Stock.

RESTRICTED STOCK

Shares of Restricted Stock may also be issued either alone or in addition to other amounts granted under the Plan. The Board or the Committee shall determine the officers, key employees and non-employee consultants to whom and the time or times at which grants of Restricted Stock will be made, the number of shares to be awarded, the time or times within which such awards may be subject to forfeiture and any other terms and conditions of the award.

LONG TERM PERFORMANCE AWARDS

Long Term Performance Awards may be awarded either alone or in addition to other awards granted under the Plan. The Board or the Committee shall determine the nature, length, and starting date of the performance period which shall be at least two years. The maximum award for any individual with respect to any one year of any applicable performance period shall be 200,000 shares of Common Stock.

EFFECT OF CHANGE IN CONTROL ON AWARDS UNDER THE PLAN

Upon a Change in Control as defined in the Plan, but only to the extent determined by the Board or the Committee, Stock Options, Stock Appreciation Rights and Long Term Performance Awards (the "Award") will vest, provided that no award granted to an employee of Kenilworth shall vest or be exercisable unless the employee's employment is terminated within 24 months from the date of the Change in Control, unless the employee is terminated for Cause, as defined by the Plan, or if the employee resigns his employment without Good Reason, as defined by the Plan. Otherwise, the Award shall not vest and be exercisable upon a Change in Control, unless otherwise determined. The employee shall have 30 days from after his employment is terminated due to a Change in Control to exercise all unexercised Awards. However, in the event of the death or disability of the employee, all unexercised Awards must be exercised within twelve (12) months after the death or disability of the employee.

ELIGIBILITY

We estimate that approximately three employees and executive officers and two non-employee Directors are eligible at the present time to participate in the Plan. No options, shares of Common Stock or awards to date have been granted under the Plan.

FEDERAL INCOME TAX CONSEQUENCES

Options granted under the Plan may be either Incentive Stock Options which satisfy the requirements of Section 422 of the Internal Revenue Code or Non-

Qualified Stock Options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options are as follows:

INCENTIVE STOCK OPTIONS. No taxable income is recognized by the optionee at the time of the option grant, and no regular taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has not disposed of the shares for more than 2 years after the option grant date and has held the shares for more than 1 year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then, in general, the excess of (i) the fair market value of the shares on the exercise date over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. However, if the net proceeds of the disposition are less, then only the net proceeds, if any, will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

If the optionee makes a disqualifying disposition of the purchased shares, then Kenilworth will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will Kenilworth be allowed a deduction with respect to the optionee's disposition of the purchased shares.

NON-QUALIFIED STOCK OPTIONS. No taxable income is recognized by an optionee upon the grant of a Non-Qualified Stock Option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

STOCK APPRECIATION RIGHTS. No taxable income is recognized upon the receipt of a stock appreciation right. The holder will recognize ordinary income, in the year in which the right is exercised, equal to the excess of the fair market value of the underlying shares of Common Stock on the exercise date over the base price in effect for the exercised right, and the holder will be required to satisfy the tax withholding requirements applicable to such income. Kenilworth will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the stock appreciation right. The deduction will be allowed for the taxable year of Kenilworth in which such ordinary income is recognized.

LONG TERM PERFORMANCE AWARDS. Awards under Long Term Performance Plans will usually be contingent on the attainment by Kenilworth of certain performance goals. Such grant, which by its terms will be contingent upon the attainment of a specified future financial goal, is generally not taxable to the recipient, even if the financial goal (such as earnings) is met prior to the award date. The performance goals will not be considered met until the performance period actually ends since, conceivably, the goals may fail to be realized because of subsequent events. When the amount under the performance is BOTH earned AND paid or made available to the participant, it will be treated as ordinary income. A corporate deduction is available at the end of the year corresponding with the year of the participant's inclusion of the award. Performance units are subject to accounting treatment as variable awards, so that the expected cost of each award must be estimated and accrued as an expense over the performance period.

RESTRICTED STOCK. Restricted stock is usually subject to forfeiture and is non-transferable until a specified period of time has elapsed. Typically, forfeiture of the shares will occur if the employee's employment is terminated prior to the completion of the restricted period. Unless the employee makes an election to be taxed in the current year, the employee must include in gross income the excess of the fair market value of the restricted shares over the amount paid for such shares at the time the shares become transferable or are no longer subject to a substantial risk of forfeiture. In general, Kenilworth will obtain a deduction in the tax year in which the employee includes the value of the award in his or her income in the same amount as the income.

RECOMMENDATION AND REQUIRED VOTE

The affirmative vote of the holders of a majority of the outstanding Common Stock of Kenilworth present at the Meeting in person or by proxy is required for approval of this proposal. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE ADOPTION OF THE PERFORMANCE AND EQUITY INCENTIVE PLAN.

                                   PROPOSAL 3

         AUTHORIZATION AND RATIFICATION OF A CERTIFICATE OF AMENDMENT TO KENILWORTH'S CERTIFICATE OF INCORPORATION FILED ON DECEMBER 7, 1998 AND OF ALL SHARES ISSUED SINCE SUCH FILING, IN EXCESS OF THE PREVIOUSLY AUTHORIZED 15,000,000 SHARES

On December 7, 1998 Kenilworth filed a Certificate of Amendment to its Certificate of Incorporation by which the authorized number of shares of Common Stock which Kenilworth was authorized to issue was increased from 15,000,000 shares to 100,000,000 shares at $.01 par value. The amendment was filed with the authorization of the Board and the consent of a majority of the outstanding shares of Kenilworth. However, Section 803 of the Business

Corporation Law of the State of New York requires the approval by the Board followed by a vote of the holders of a majority of all shares entitled to vote thereon at a meeting of the shareholders. The amendment was approved by our Board and a majority of our shareholders without a meeting of the shareholders. Thereafter, 49,932,492 shares of Common Stock have been issued in excess of the previously authorized 15,000,000 shares increasing the number of shares of Common Stock presently outstanding to 64,932,492 which is the amount now outstanding. This proposal is being submitted to the shareholders of Kenilworth so that there is properly authorized and ratified at the meeting of the shareholders the above Certificate of Amendment to Kenilworth's Certificate of Incorporation which was filed on December 7, 1998 and of all shares issued since such filing. The purpose of the foregoing Certificate of Amendment was the same as described in Proposal 4 below.

RECOMMENDATION AND REQUIRED VOTE

The affirmative vote by a majority of the issued and outstanding shares of Common Stock is required to adopt this amendment at a meeting of the shareholders. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION AND ADOPTION OF THE FOREGOING CERTIFICATE OF AMENDMENT.

                                   PROPOSAL 4

                  AUTHORIZATION OF AN AMENDMENT TO KENILWORTH'S
                  CERTIFICATE OF INCORPORATION TO INCREASE THE
                  AUTHORIZED NUMBER OF SHARES OF COMMON STOCK TO
                  200,000,000

Subject to the approval of Proposal 3 above and prior to the approval of Proposal 5 below Kenilworth has outstanding 100,000,000 shares of Common Stock $.01 par value all of which are of one class. The Board of Directors, by the unanimous approval of its existing directors, proposes an amendment to the Certificate of Incorporation to increase the authorized capitalization from 100,000,000 shares of Common Stock $.01 par value to 200,000,000 shares of Common Stock $.01 par value. The purpose of this proposal is to eliminate possible future delays associated with our need for a shareholder approval, in the event the Board of Directors authorizes acquisitions (none of which are presently contemplated), stock dividends or stock split-ups in the form of a stock dividend or the issuance of additional shares, stock options, or other valid corporate purposes. At the present time and subject to the approval of Proposal 3, we have only 35,067,508 authorized shares which are unissued. Upon approval of this proposal Kenilworth will have 200,000,000 shares authorized but unissued, of which 10,000,000 will be reserved for stock options that may be issued subject to the approval of the Performance and Equity Incentive Plan described in Proposal 2 above. It is not the intention of our Board of Directors, in proposing to increase our capitalization, to dilute any shareholder's stock ownership in Kenilworth or to frustrate any shareholder's ability to gain control of Kenilworth.

Our charter and by-laws and New York State law does not provide for cumulative voting. Shareholders do not have preemptive rights. If approved,

Article FOURTH of the Certificate of Incorporation of Kenilworth will read as follows:

         "The total number of shares that may be issued by the Company is 200,000,000, all of which are to be of one class and are to be $.01 par value."

We have no knowledge of any existing or proposed merger, tender offer, solicitation in opposition to management or similar transactions. We do not believe that Kenilworth's charter and by-laws contains any provisions having an anti-takeover effect. It should, however, be noted that the proposal to increase Kenilworth's capitalization could be used to dilute a shareholder's stock ownership in Kenilworth or to frustrate his ability to gain control of Kenilworth in the future should the additional stock be issued to parties friendly to incumbent management. This might be deemed an advantage to incumbent management and a disadvantage to our shareholders in the future because of its effect in possibly discouraging an unfriendly tender offer or other solicitation in opposition to management.

If the proposal, set forth in Proposal 5 to authorize Preferred Stock is approved at the Meeting, Article FOURTH of the Certificate of Incorporation will be replaced by the text set forth in Proposal 5 below.

RECOMMENDATION AND REQUIRED VOTE

The affirmative vote by a majority of the issued and outstanding shares of Common Stock is required to adopt this Amendment. The Board of Directors is of the opinion that the proposed Amendment, if adopted, will provide us Company with a proper capitalization and a sufficient number of shares of Common Stock to give us flexibility to meet future financing needs deemed to be in Kenilworth's best interest. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT TO KENILWORTH'S CERTIFICATE OF INCORPORATION.

                                   PROPOSAL 5

                  AUTHORIZATION OF AN AMENDMENT TO KENILWORTH'S
                  CERTIFICATE OF INCORPORATION TO AUTHORIZE
                  PREFERRED STOCK

Our Certificate of Incorporation presently provides that we are authorized to issue only one class of stock, being the Common Stock. The Board of Directors of Kenilworth is seeking shareholder approval for an amendment to our Certificate of Incorporation to authorize an additional class of stock consisting of 2,000,000 shares of Preferred Stock par value $.01 per share.

EFFECT OF AMENDMENT

The proposed amendment will give our Board of Directors the express authority, without further action of our stockholders, to issue shares of Preferred Stock from time to time in one or more series and to fix before issuance with respect to each series: (a) the designation and the number of shares to constitute each series, (b) the liquidation rights, if any, (c) the dividend rights and rates, if any, (d) the rights and terms of redemption, if any, (e) whether the shares will be subject to the operation of a sinking or retirement fund, if any, (f) whether the shares are to be convertible to exchangeable into other securities of Kenilworth, and the rates thereof, if any,
(g) any limitation on the payment of dividends on the Common Stock while any such series is outstanding, if any, (h) the voting power, if any, in addition to the voting rights provided by law, of the shares, which voting powers may be general or special, and (i) such other provisions as shall not be inconsistent with the certificate of incorporation. All the shares of any one series of the Preferred Stock shall be identical in all respects.

It is likely that the holders of any series of Preferred Stock, when and if issued, will have priority claims to dividends and to any distribution upon liquidations of Kenilworth, and may have other preferences over the Common Stock, including a preferential right to elect directors in the event preferred dividends, if any, are not paid for a specified period.

Although we currently have no reason to believe that a takeover attempt is likely to occur, the authorization of a class of Preferred Stock may provide Kenilworth with a means of discouraging any such attempt, since the holders of Preferred Stock could be given the power to approve any corporate reorganization or business combination. Such stock could be privately placed directly by Kenilworth with persons sympathetic to present management and such private placement would tend to entrench current management. In addition, the voting strength of persons seeking to obtain control of Kenilworth could be diluted by the issuance of shares of Preferred Stock, if the two classes were to vote together.

The purpose of the proposed amendment is to give us the flexibility to issue shares of Preferred Stock for financing or acquisition purposes without the delay of having to obtain stockholder approval at the time of any proposed issuance. At present Kenilworth has no agreements or understandings to issue any of the shares of Preferred Stock which would be authorized by the proposed amendment. Once the shares of Preferred Stock have been authorized, they would be subject to issuance, except in the case of certain acquisitions.

THE PROPOSED AMENDMENT

If the foregoing proposal is approved at the Meeting, it is proposed that Article FOURTH of the Certificate of Incorporation, as set forth in Proposal 4 of this Proxy Statement, be revised and amended to read in pertinent part in substantially the following form:

         The Company is authorized to issue two classes of stock to be designated respectively "Common Stock" and "Preferred Stock." The total number of shares of stock which the Company shall have authority to issue is 202,000,000. The total number of shares of Common stock which the Company shall have authority to issue is Two Hundred Million (200,000,000), $.01 par value per share.

         The total number of shares of Preferred Stock which the Company shall have the authority to issue is Ten Million (20,000,000), $.01 par value per share. The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Company is authorized to determine or alter any or all of the designations, powers, preferences and rights and the qualifications, limitations or restrictions thereof, in respect of the wholly unissued class of Preferred Stock or any wholly unissued series of Preferred Stock, and to fix or alter the number of shares comprising any series of Preferred Stock (but not below the number of shares of any such series then outstanding).

The executive officers of Kenilworth shall be authorized to effectuate such technical modifications to the foregoing in order to cause the filing of the Amendment by the department of State of the State of New York.

RECOMMENDATION AND REQUIRED VOTE

The adoption of the amendment of the Certificate of Incorporation to authorize a class of Preferred Stock requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock. The Board of DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT OF KENILWORTH'S CERTIFICATE OF INCORPORATION.

                                   PROPOSAL 6

                   RATIFY APPOINTMENT OF INDEPENDENT AUDITORS

The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting will be required for approval of the auditors. In accordance with New York State law, abstentions are not counted in determining the votes cast in connection with the selection of auditors. If such approval is not obtained, selection of independent auditors will be reconsidered by the Board of Directors.

Representatives of Peter C. Cosmas Co. are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and shall be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PETER C. COSMAS CO. AS ITS INDEPENDENT AUDITORS.

             PROCEDURE FOR SUBMISSION OF 2001 STOCKHOLDER PROPOSALS

Proposals by stockholders for inclusion in the 2001 annual meeting proxy statement must be received by Kenilworth Systems Corporation at 54 Kenilworth Road, Mineola, New York 11501, Attention: Betty Sue Svandrlik, Secretary, prior to January 20, 2002. All such proposals are subject to the applicable rules and requirements of the Securities and Exchange Commission.

                                  OTHER MATTERS

So far as our Board of Directors is aware, only the aforementioned matters will be acted upon at the meeting. If any other matters properly come before the meeting, it is intended that the accompanying proxy may be voted for such other matters in accordance with the best judgment of the person or persons voting the proxy.

By order of the Board of Directors.

Dated: May 7, 2001

                                                   HERBERT LINDO
                                                   President

                                                                         Annex A


                         KENILWORTH SYSTEMS CORPORATION
                      PERFORMANCE AND EQUITY INCENTIVE PLAN

                                    ARTICLE 1

                                NAME AND PURPOSE

1.1 Name The name of this Plan is the "Kenilworth Systems Corporation Performance and Equity Incentive Plan".

1.2 Purpose The purpose of the Plan is to enhance the profitability and value of the Company for the benefit of its shareholders by providing equity ownership opportunities and performance based incentives to attract and retain the services of key employees, directors and non-employee consultants of the Company and its Subsidiaries and to motivate such individuals to put forth maximum efforts on behalf of the Company.

                                   ARTICLE II

                  DEFINITION OF TERMS AND RULES OF CONSTRUCTION

2.1 General Definitions The following words and phrases when used in the Plan, unless otherwise specifically defined or unless the context clearly otherwise requires, shall have the following respective meanings:

      (a)   "Board" means the Board of Directors of the Company.

      (b) "Change in Control" and "Change in Control Price" have the meanings set forth in Sections 10.2 and 10.3, respectively.

      (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      (d) "Commission" means the Securities and Exchange Commission or any successor agency.

      (e) "Committee" means the Committee referred to in Section 4.1, or the Board.

      (f) "Company" means Kenilworth Systems Corporation, a corporation organized under the laws of the State of New York, or any successor corporation.

      (g) "Disability" means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

      (h) "Early Retirement" means retirement, with the consent, for purposes of the Plan, of the Committee or such officer of the Company as may be designated from time to time by the Committee, from active employment with the Company or a Subsidiary prior to Normal Retirement.

      (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

      (j) "Fair Market Value" means the closing price of a share of Stock, as of any given date, on any Exchange or in the over-the-counter market on such date (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred), or if no such reported sales prices are available, the fair market value of the Stock as established by a good faith determination of the Committee.

      (k)   "Holder" means an Optionee or a Transferee, as defined in this
            Section 2.1 (p) and (y), respectively and shall include any person to whom a Stock Option has been transferred by will or the laws of descent and distribution.

      (l) "Incentive Stock Option" means any Stock option intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

      (m) "Long Term Performance Award" or "Long Term Award" means an award under Article IX.

      (n) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

      (o) "Normal Retirement" means retirement from active employment with the Company or a Subsidiary at or after the retirement age determined by the Board.

      (p)   "Optionee" means a person who is granted a Stock Option under
            Article VI.

      (q) "Plan" means the Kenilworth Systems Corporation Performance and Equity Incentive Plan, as set forth herein and as hereinafter amended from time to time.

      (r)   "Restricted Stock" means an award under Article VIII.

      (s)   "Retirement" means Normal or Early Retirement.

      (t)   "Rule 16b-3" means Rule 16b-3 as promulgated by the Commission under
            Section 16(b) of the Exchange Act as amended from time to time.

      (u)   "Stock" means the Common Stock, $.01 par value, of the Company.

      (v)   "Stock Appreciation Right" means a right granted under Article VII.

      (w)   "Stock Option" or "Option" means an option granted under Article VI.

      (x) "Subsidiary" means any business entity in which the Company, directly or indirectly, owns 50 percent or more of the total combined voting power of all classes of stock or other equity interest.

      (y) "Transferee" means a member of an Optionee's Immediate Family, a partnership or a trust to whom or which any Option is transferred as provided in Section 6.5(c).

2.2 Other Definitions In addition to the above definitions, certain words and phrases used in the Plan and any agreement may be defined in other portions of the Plan or in such agreement.

2.3 Conflicts in Plan In the case of any conflict in the terms of the Plan, or between the Plan and an agreement, relating to a benefit, the provisions in the Article of the Plan which specifically grants such benefit shall control.

                                   ARTICLE III

                              STOCK SUBJECT TO PLAN

3.1 Number of Shares The number of shares of Stock reserved for distribution pursuant to Stock Options or other awards under the Plan shall be equal to 10,000,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or issued shares heretofore or hereafter acquired and held as treasury shares.

3.2 Reusage If an outstanding Stock Option or Stock Appreciation Right shall expire or terminate without having been exercised in full, or if any Restricted Stock award or Long Term Performance Award is not earned or is forfeited in whole or in part, the shares subject to the unexercised or forfeited portion of such award shall again be available for distribution in connection with awards under the Plan. In the event that a Stock Option is exercised by tendering shares to the Company as full or partial payment of the option exercise price, only the number of shares issued net of the shares tendered shall be deemed delivered under the Plan. Further, shares tendered or withheld for the payment of taxes in connection with any award shall again be available for distribution in connection with awards under the Plan.

3.3 Adjustments In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split (including reverse stock splits), or other change in corporate structure affecting the Stock such substitution or adjustments shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Stock Options, in the determination of the amount payable upon exercise of outstanding Stock Appreciation Rights and in the number of shares subject to other outstanding awards granted under the Plan as may be determined by the Committee, in its sole discretion, to be equitable to prevent substantial dilution or enlargement of the rights granted to participants hereunder, provided, however, that the number of shares subject to any award will always be a whole number. The Committee shall give notice to each participant of any adjustment made pursuant to this paragraph, and upon such notice, such adjustment shall be effective and binding for all purposes of the Plan.

3.4 Settlement of Awards Shares issued under the Plan as the result of the settlement or assumption of, or substitution of awards under the Plan for, any awards or obligations to grant future awards of any entity acquired by or merging with the Company shall not reduce the number of shares available for delivery under the Plan.

3.5 Maximum Number of Shares for Incentive Stock Options and Awards The maximum number of shares available for delivery under the Plan through Incentive Stock Options shall be 5,000,000 shares.

                                   ARTICLE IV

                                 ADMINISTRATION

4.1 Committee The Plan shall be administered by the Committee composed of two or more members who are who are non-employee directors as defined under Rule 16b-3 or the Board. With respect to grants to non-employee directors, the grants shall be subject to Board approval.

4.2 Authorization of Committee Except as limited by the express provisions of the Plan, the Committee shall have the sole and complete authority:

      (a) to select the employees, employee and non-employee directors, and non-employee consultants to whom Stock Options, Stock, Appreciation Rights, Restricted Stock and Long Term Performance Awards may from time to time be granted;

      (b) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Long Term Performance Awards, or any combination thereof are to be granted, hereunder, provided that Incentive Stock Options may only be granted to employees.

      (c) to determine the number of shares to be covered by each award granted hereunder;

      (d) to determine the terms and conditions of any award granted hereunder (including, but not limited to, the share price, any restriction or limitation, any vesting acceleration or any forfeiture waiver regarding any Stock Option or other award and the shares of Stock relating thereto), based on such factors as the Committee shall determine; provided, however, that the Committee shall not after awards in a manner that results in variable accounting for awards for financial statement purposes that were not initially granted which were subject to fixed accounting without approval by the Board;

      (e) to adjust the performance goal and measurements applicable to performance-based awards pursuant to the terms of the Plan; and

      (f) to determine to what extent and under what circumstances Stock and other amounts payable with respect to an award shall be deferred;

4.3 Administrative Rules The Committee shall have the authority to adopt, alter, and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreement relating thereto), and otherwise to supervise the administration of the Plan. The Committee may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee. Any determination made by the Committee pursuant to the provisions of the Plan with respect to any award shall be made in its sole discretion at the time of the grant of the award or, unless in contravention of any express term of the Plan, at any time thereafter. Whenever the Committee has the power, or right under this Plan to adjust, alter, amend, award, consent, deem advisable, deem appropriate, deem desirable, deem necessary, determined, determine conditions, determine criteria, determine factors, determine terms, elect, exercise authority, exercise discretion, grant, interpret, make a decision, provide, set, specify, supervise, use criteria, use factors or any similar power or right, the Committee shall have the sole, absolute and uncontrolled discretion in doing so. The Committee's determinations under the Plan (including, without limitation, of the persons to receive grants or awards and the terms thereof) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, grants or awards under the Plan, whether or not such persons are similarly situated.

                                    ARTICLE V

                                   ELIGIBILITY

5.1 Eligibility All employees, employee and non-employee directors, and non-employee consultants to the Company and its Subsidiaries who in the opinion of the Committee are responsible for, or contribute to, the management, growth, and profitability of the business of the Company or its Subsidiaries are eligible to be granted awards under the Plan, as hereinafter provided.

                                   ARTICLE VI

                                  STOCK OPTIONS

6.1 Grants Stock Options may be granted alone or in addition to other awards granted under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve. The Committee shall have the authority to grant any Optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights); provided, however, that the Committee shall not have the authority to grant Incentive Stock Options to any non-employee consultant or non-employee director. For this purposes of this Agreement, an employee means an individual who is treated as an employee by the Company for Federal employment tax purposes without regard to such individual's classification under the common law definition. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

6.2 Option Agreements Stock Options shall be evidenced by option agreements, the terms and provisions of which may differ. An option agreement shall indicate on its face whether it is an agreement for Incentive Stock Options or Non-Qualified Stock Options. The grant of a Stock Option shall occur on the date the Committee by resolution selects an employee as a participant in any grant of Stock Options, determines the number of Stock Options to be granted to such employee, and specifies the terms and provisions of the option agreement; provided, however, that the Committee may designate in such resolution a later date as the date of grant of any or all of the Stock Options covered thereby. The Company shall notify a participant of any grant of Stock Options, and a written option agreement or agreement shall be duly executed between the Company and the participant.

6.3 No Disqualifications Under Section 422 of the Code Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended, or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Optionee affected, to disqualify any Incentive Stock Option under such Section 422.

6.4 Terms and Conditions of Option Grants Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

      (a) Option Price. The option price per share of Stock purchasable under an Incentive Stock Option shall be equal to the Fair Market Value of the Stock on the date of grant or such higher price as shall be determined by the Committee at grant. The option price per share of Stock for all other Options shall be as determined by the Committee.

      (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than 10 years after the date of grant of the Option, and no Non-Qualified Stock Option shall be exercisable more than 10 years and one month after the date of grant of the Option.

      (c)   Transferability of Options.

            (i) No Stock Option shall be transferable by the Optionee other than by will, by the laws of descent and distribution or in accordance with the provisions of Section 6.4(c) (ii).

            (ii) Subject to applicable securities laws, the Committee may determine that a Non-Qualified Stock Option may be transferred by the Optionee to one or more members of the Optionee's Immediate Family, as defined in Section 6.4(c) (iii), to a partnership of which the only partners are members of the Optionee's Immediate Family, or to a trust established by the Optionee for the benefit of one or more members of the Optionee's Immediate Family. No Transferee to whom or which a Non-Qualified Stock Option is transferred may further transfer such Stock Option. A Non-Qualified Stock Option transferred pursuant to this Section shall remain subject to the provisions of the Plan, including, but not limited to, the provisions of this Section 6 relating to the exercise of the Stock Option upon the death, Disability, Retirement or other termination of employment of the Optionee, and shall be subject to such other rules as the Committee shall determine.

            (iii) For purposes of this Article VI, "Immediate Family" of the
                  Optionee means the Optionee's spouse, parents, children and grandchildren.

      (d) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part based on such factors as the Committee may determine.

      (e) Notwithstanding the foregoing, Incentive Stock Options shall not be granted to any owner of 10% or more of the combined voting power of the Company, unless the exercise price is at least 110% of the Fair Market Value on the date of grant and the option states that it is not exercisable after the expiration of five years from the date of grant.

      (f) The aggregate fair market value (determined on the date the option is granted) of shares subject to an Incentive Stock Option granted to an Optionee in any calendar year shall not exceed $100,000.

      (g) Termination by Death. Subject to Section 6.4(d), if an Optionee's employment or service on the Board terminates by reason of death, any Stock Option held by such Optionee or any Transferee of such Optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Committee may determine, for a period of two years from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the expiration of the stated term of any such Stock Option is less than one year following the death of the Optionee, the Stock Option shall be exercisable for a period of one year from the date of such death.

      (h) Termination by Reason of Disability. Subject to Section 6.4(d), if an Optionee's employment or service on the Board terminates by reason of Disability, any Stock Option held by such Optionee or any Transferee of such Optionee may thereafter be exercised by the Holder, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine, for a period of two years from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the Holder dies while any such Stock Option remains exercisable, any unexercised Stock Option held by such Holder at death shall continue to be exercisable to the extent to which it was exercisable at the time of the Holder's death for a period of 12 months from the date of such death. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of
            Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

      (i) Termination by Reason of Retirement. Subject to Section 6.4(d), if an Optionee's employment or service on the Board terminates by reason of Retirement, any Stock Option held by such Optionee or any Transferee of such Optionee may thereafter be exercised by the Holder, to the extent it was exercisable at the time of Retirement or on such accelerated basis as the Committee may determine, for a period of three years from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however that, if the Holder dies within such three-year period, any unexercised Stock Option held by such Holder shall, notwithstanding the expiration of such three-year period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

      (j) Other Termination. Subject to Section 6.4(d), if an Optionee's employment terminates for any reason other than death, Disability, Retirement, or Cause (as hereinafter defined in Section 10.1(v)), any Stock Option held by such Optionee or any Transferee of such Optionee may thereafter be exercised by the Holder, to the extent it was exercisable at the time of termination, for a period of three months from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the Holder dies within such three-month period, any unexercised Stock Options held by such Holder shall, notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death. If an Optionee's employment is terminated for Cause (as determined pursuant to section 10.1 (a) (v)), all rights under any Stock Option held by such Optionee or any Transferee of such Optionee shall expire immediately upon the giving to the Optionee of notice of such termination, unless otherwise determined by the Committee. Notwithstanding anything to the contrary contained in this plan, non-qualified options, at the determination of the Committee, may be exercised after an Optionee's employment terminates.

      (k) Method of Exercise. Stock Options shall be exercisable (i) during the Holder's lifetime, only by the Holder or by the guardian or legal representative of the Holder, and (ii) following the death of the Holder, only by the person to whom they are transferred by will or the laws of descent and distribution. For purposes of this
            Section 6.4(k) only, the term "Holder" shall include any person to whom a Stock Option is transferred by will or the laws of descent and distribution. Subject to the provisions of this Article VI, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in cash (including check, bank draft, money order, or such other instrument as the Company may accept) . Unless otherwise determined by the Committee at any time or from time to time, payment in full or in part may also be made (i) by delivering a duly executed notice of exercise together with irrevocable instructions from the Holder to a broker to deliver promptly to the Company sufficient proceeds from a sale or loan of the shares subject to the Stock Option to pay the purchase price, or (ii) in the form of Stock which is not Restricted Stock already owned by the Holder or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the Stock Option is exercised) . If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, such Restricted Stock (and any replacement shares relating thereto) shall remain restricted in accordance with the original terms of the Restricted Stock award in question, and any additional Stock received upon the exercise shall be subject to the same forfeiture restrictions, unless otherwise determined by the Committee.

      Notwithstanding the foregoing, no shares of Stock shall be issued until full payment therefor has been made. Subject to any forfeiture restrictions that may apply if a Stock Option is exercised using Restricted Stock, a Holder shall have all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive dividends, with respect to shares subject to the Stock Option when the Holder has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 14.1.

      Shares issued upon exercise of a Stock Option shall be issued in the name of the Holder or, at the request of the Holder, in the names of such Holder and the Holder's spouse with right of survivorship as community property, community property with right of survivorship or joint tenants.

      (l) Cashing Out of Options. In any case when a Stock Option is exercised after the death of a Holder, the Committee may elect to cash out all or any part of the Stock Option by paying the person to whom the Stock Option has been transferred by reason of the death of the Holder an amount, in cash or shares of Stock, equal in value to the excess of the Fair Market Value of the Stock over the option price on the effective date of such cash out.

      (m) Substitute Options. Stock Options or Stock Appreciation Rights may be granted under the Plan from time to time in substitution for stock options or stock appreciation rights held by employees of any corporation who, as the result of a merger, consolidation, or combination of such other corporation with, or the acquisition of all or substantially all of the assets or stock of such other corporation by, the Company or a Subsidiary, become employees of the Company or a Subsidiary. The terms and conditions of any substitute Stock Options or Stock Appreciation Rights so granted may vary from the terms and conditions set forth in the Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options or stock appreciation rights in substitution for which they are granted; provided, however, that in the event a stock option for which a substitute Stock Option is being granted is an incentive stock option, no such variation shall be permitted the effect of which would be to adversely affect the status of any such substitute Stock Options as an Incentive Stock Option.

      (n) Deferral of Option Gains. An Optionee may elect to defer to a future date receipt of the shares of Stock to be acquired upon exercise of a Stock Option. Such election shall be made by delivering to the Company not later than six months prior to the exercise of the Stock Option a written notice of the election specifying the future date (the "Deferral Date") for receipt of the shares. At any time, and from time to time, prior to the delivery to the Optionee of shares the receipt of which has been deferred as provided in this section, the Optionee may designate by written notice to the Company a new date, which date shall be later than the Deferral Date, and such new date shall thereafter be the Deferral Date with respect to such shares.

                                   ARTICLE VII

                            STOCK APPRECIATION RIGHTS

7.1   (a)   Grant of Stock Appreciation Right A Stock Appreciation Right may be
            granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such Right may be granted only at the time of grant of such Stock Option.
            A Stock Appreciation Right independent of a Stock Option grant may also be awarded by the Committee, in which event the provisions of this Article VII shall be applied for purposes of determining the operation of such Stock Appreciation Right as if a Non-Qualified
            Stock Option had been granted on the date of the grant of and in conjunction with such independent Stock Appreciation Right.

      (b) A Stock Appreciation right granted with respect to a given Stock Option shall terminate and no longer be exercisable to the extent of the shares with respect to which the related Stock Option is exercised or terminates. A Stock Appreciation Right may be exercised by a Holder in accordance with the provisions of this Article VII by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the Holder shall be entitled to receive an amount determined in the manner prescribed in Section 7.2. The Stock Option which has been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Right has been exercised.

      (c) Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including, but not limited to, the following:

            (i) Exercisability. A Stock Appreciation Right shall be exercisable only at such time or times and to the extent that the Stock Option to which it relates is exercisable in accordance with the provisions of Article VI and this Article VII; provided, however, that a Stock Appreciation Right shall not be exercisable during the first six months of its term by an Optionee who is actually or potentially subject to Section 16(b) of the Exchange Act, unless otherwise determined by the Committee in the event of death or Disability of the Optionee prior to the expiration of the six-month period.

7.2 Payment Upon Exercise. Upon the exercise of a Stock Appreciation Right, a Holder shall be entitled to receive an amount in cash, shares of Stock, or both equal in value to the excess of the Fair Market Value on the date of exercise of one share of Stock over the option exercise prior per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised. The Committee shall have the right to determine the form of payment in each case.

      In the case of a Stock Appreciation Right held by an Optionee who is actually or potentially subject to Section 16 of the Exchange Act, the Committee may require that such Stock Appreciation Right be exercised only in accordance with the applicable provisions of Rule 16b-3.

7.3 Non-transferability. A Stock Appreciation Right shall be transferable only when and to the extent that the related

      Stock Option would be transferable under Section 6.4(c).

7.4 Effect of Change in Control. The Committee may provide, at the time of grant, that a Stock Appreciation Right can be exercised only in the event of a Change in Control, subject to such terms and conditions as the Committee may specify at grant. The Committee may also provide that, in the event of a Change in Control, the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the Change in Control price, subject to such terms and conditions as the Committee may specify at grant.

                                  ARTICLE VIII

                                RESTRICTED STOCK

8.1 Administration. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the officers, employee and non-employee directors and non-employee consultants to whom and the time or times at which grants of Restricted Stock will be made, the number of shares to be awarded the time or times within which such awards may be subject to forfeiture, and any other terms and conditions of the awards, in addition to those contained in Section 8.3. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

8.2 Awards and Certificates. Each participant receiving a Restricted Stock award shall be issued a certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form or such other form as authorized by the Committee:

            "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Kenilworth Systems Corporation Performance and Equity Incentive Plan and a Restricted Stock Agreement. Copies of such Plan and Agreement are on file at the offices of Kenilworth Systems Corporation, 54 Kenilworth Road, Mineola, New York 11501."

      The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

8.3 Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

            (i) Subject to the provisions of the Plan and the Restricted Stock Agreement referred to in Section 8.3(vi), during such period commencing with the date of such award as shall be set by the Committee (the "Restriction Period"), the participant shall not be permitted to sell, assign, transfer, pledge, or otherwise encumber shares of Restricted Stock. Within these limits, the Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance, and such other facts or criteria as the Committee may determine.

            (ii) Except as provided in Section 8.3(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any cash dividends thereon; provided, however, that the Committee may provide at the time of an award that cash dividends shall be automatically deferred and reinvested in additional Restricted Stock. Dividends on Restricted Stock which are payable in Stock shall be paid in the form of additional shares of Restricted Stock.

            (iii) Except to the extent otherwise provided in the applicable
                  Restricted Stock Agreement and Sections 8.3(i) and (iv), upon termination of a participant's employment for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant.

            (iv) In the event of the death of a participant during the Restriction Period without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unlegended certificates for such shares shall be delivered to the participant, except as otherwise may be necessary with respect to any applicable securities laws.

            (v) If and when the Restriction period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unlegended certificates for such shares shall be delivered to the participant, except as otherwise may be necessary with respect to any applicable securities laws.

            (vi) Each award shall be confirmed by, and be subject to the terms of, a Restricted Stock Agreement which shall be executed by the Company and the recipient of the Restricted Stock.

                                   ARTICLE IX

                          LONG TERM PERFORMANCE AWARDS

9.1 Awards and Administration. Long Term Performance awards may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the nature, length, and starting date of the performance period (the "Performance Period") for each Long Term Performance Award, which shall be at least two years (subject to Article
      X), and shall determine the performance objectives to be used in valuing Long Term Performance awards and determining the extent to which such Long Term Performance Awards have been earned. The maximum award for any individual with respect to any one year of any Performance Period shall be 200,000 shares of Stock. Performance objectives may vary from participant to participant and between groups of participants and shall be based upon one or more of the following Company, Subsidiary, business unit, or individual performance factors or criteria (on a pre- or post-tax basis and on an aggregate or per share basis) as the Committee may deem appropriate; earnings, sales, Stock price, return on equity, assets or capital, economic value added, cash flow, total shareholder return, costs, margins, market share, any combination of the foregoing. Performance Periods may overlap and participants may participate simultaneously with respect to Long Term performance Awards that are subject to different Performance Periods and different performance factors and criteria. Long Term Performance Awards shall be confirmed by, and be subject to the terms of, a Long Term Performance Award Agreement. The terms of such awards need not be the same with respect to each participant.

      (a) Adjustment of Awards. The Committee may adjust the performance goals and measurements applicable to Long Term Performance Awards to take into account changes in law and accounting and tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events, or circumstances in order to avoid windfalls or hardships.

      (b) Termination of Employment. Subject to Article X and unless otherwise provided in the applicable Long Term Performance Award Agreement, if a participant terminates employment during a Performance Period because of death, Disability, or Retirement, such participant shall be entitled to a payment with respect to each outstanding Long Term Performance Award at the end of the applicable Performance Period;

            (i) based, to the extent relevant under the terms of the award, upon the participant's performance of the portion of such Performance Period ending on the date of termination and the performance of the Company or any applicable business unit for the entire Performance Period, and

            (ii) prorated for the portion of the Performance Period during which the participant was employed by the Company or a Subsidiary, all as determined by the Committee. The Committee may provide for an earlier payment in settlement of such award in such amount and under such terms and conditions as the Committee deems appropriate. Subject to Article X and except as otherwise provided in the applicable Long Term Performance Award Agreement, if a participant terminates employment during a Performance Period for any other reason, then such participant shall not be entitled to any payment with respect to the Long Term Performance Awards subject to such Performance Period, unless the Committee shall otherwise determine.

      (c) Form of Payment. The earned portion of a Long Term Performance Award may be paid currently or on a deferred basis and may provide for such interest or earnings equivalent as the Committee may determine. Payment shall be made in the form of cash or whole shares of Stock, including Restricted Stock, or a combination thereof, either in a lump sum payment or in annual installments, all as the Committee shall determine.

                                    ARTICLE X

                          CHANGE IN CONTROL PROVISIONS

10.1  Impact of Event. In the event of:

      (a) a "Change in Control" as defined in Section 10.2, but only if and to the extent so determined by the Committee, the following acceleration and valuation provisions shall apply:

            (i) Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested as provided in Section 10.1(a)(v) below, unless the terms of the award provide otherwise; provided, however, that, in the case of Stock Appreciation rights held by an Optionee who is actually subject to Section 16(b) of the Exchange Act, such Stock Appreciation Rights shall not become exercisable and vested unless they shall have been outstanding for at least six months at the date such Change in Control is determined to have occurred.

            (ii) The restrictions and forfeiture provisions applicable to any restricted Stock shall lapse, and such Restricted Stock shall become fully vested, unless the terms of the award provide otherwise.

            (iii) The value of all outstanding Stock Options, Stock Appreciation
                  Rights, and Restricted Stock shall, unless otherwise determined by the Committee at or after grant, if cashed out shall be on the basis of the "Change in Control Price", as defined in Section 10.3, as of the date such change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

            (iv) Any outstanding Long Term Performance Awards shall, unless the Committee otherwise determines, be vested and paid out based on the prorated target results for the Performance Periods in question, unless the Committee provides prior to the Change in Control event for a different payment.

            (v) Each Option, Stock Appreciation Right, Long Term Performance Award or restricted stock award granted to an employee of the Company shall vest or be exercisable upon termination of the employee's employment within twenty-four (24) months from the date of the Change in Control, unless the employee is terminated for Cause or the employee resigns his employment without Good Reason. Except for death or disability, in which event the Option, Stock

                  Appreciation Right, Long Term Performance Award or restricted stock award must be exercised within twelve (12) months thereafter, the Employee shall have 30 days from after his employment is terminated, after a Change in Control, to exercise all unexercised Options, Stock Appreciation Rights, Long Term Performance Awards, or restricted stock awards. "Cause" is defined herein as the failure of the employee to properly perform his duties on behalf of the Company, as reasonably determined by the Committee in its sole discretion or as provided in the Agreement making the grant. "Good Reason" shall be the assignment to the Employee of duties inconsistent with his or her duties prior to the Change in Control, or any other action (but not a change in title) that results in a diminution of the Employee's duties or responsibilities, other than an isolated, insubstantial or inadvertent action which is remedied by the Company. In the event that the employee is offered a position after a Change in Control that has a salary and bonus level at least equal to that in effect prior to the Change in Control, it shall be presumed that the employee did not have Good Reason.

10.2 Definition of "Change in Control". For purposes of Section 10.1(a), a "Change in Control" means a change in control of the Company of a nature that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the effective date of the Plan, pursuant to Section 13 or 15(d) of the Exchange Act; provided that, without limitation, such a "Change in Control" shall be deemed to have occurred if:

      (a) A third person, including a "group" as such term is used in Section 13(d)(3) of the Exchange Act, other than the trustee of a Company employee benefit plan, becomes the beneficial owner, directly or indirectly of 20 percent or more of the combined voting power of the company's outstanding voting securities ordinarily having the right to vote for the election of the Board;

      (b) During any period of 24 consecutive months individuals who, at the beginning of such consecutive 24-month period, constitute the Board of Directors of the Company (the "Board" generally and as of the effective date of the Plan the "Incumbent Board") cease for any reason (other than Retirement upon reaching Normal Retirement age, Disability, or death) to constitute at least a majority of the Board; provided that any person becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least three-quarters of the Directors comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-ll of Regulation 14A promulgated under the Exchange
            Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

            (i)   The Company shall cease to be a publicly owned corporation.

10.3 Change in Control Price. For purposes of this Section 10, "Change in Control Price" means the highest price per share paid or offered in any bona fide transaction related to an actual Change in Control of the Company at any time during the preceding 60-day period as determined by the Committee, except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Committee decides to cash out such Stock Options.

                                   ARTICLE XI

                                 RELOAD OPTIONS

11.1 Authorization of Reload Options Concurrently with an award of Stock Options, the Committee may authorize reload options ("Reload Options") to purchase a number of shares of Stock. The number of Reload Options shall equal to the extent authorized by the committee:

      (a) the number of shares of Stock used to exercise the underlying Stock Options and

      (b) the number of shares of Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying Stock Options.

      The grant of a Reload Option will become effective upon the exercise of underlying Stock Options through the use of shares of Stock held by the Optionee for at least six months. Notwithstanding the fact that the underlying option may be an Incentive Stock Option, a Reload Option is not intended to qualify as an Incentive Stock Option.

11.2 Reload Option Amendment Each option agreement shall state whether the Committee has authorized Reload Options with respect to the underlying Stock Options. Upon the exercise of an underlying Stock Option, the Reload Option will be evidenced by an amendment to the underlying stock option agreement.

11.3 Reload Option Price The option price per share of Stock deliverable upon the exercise of a Reload Option shall be the Fair Market Value of a share of Stock on the date the grant of the Reload Option becomes effective.

11.4 Term and Exercise Each Reload Option is fully exercisable six months from the effective date of grant. The term of each Reload Option shall be equal to the remaining option term of the underlying Stock Option.

11.5 Termination of Employment No additional Reload Options shall be granted to Optionees when Stock Options are exercised pursuant to the terms of this Plan following termination of the Optionee's employment.

                                   ARTICLE XII

                                   AMENDMENTS

12.1 Amendments to Plan The Board may amend, suspend, or discontinue the Plan or any portion thereof at any time, but no amendment, suspension, or discontinuation shall be made which would impair the rights of a Holder under a Stock Option or a recipient of a Stock Appreciation Right, restricted stock award, or Long Term Performance Award theretofore granted without the Holder's or recipient's consent or which without the approval of the Company's stockholders, would:

      (a) except as expressly Provided in the Plan, increase the total number of shares reserved for the purpose of the Plan;

      (b) decrease the option price of any Stock Option to less than the Fair Market Value on the date of grant;

      (c)   change the class of employees eligible to participate in the Plan;
            or

      (d)   extend the maximum option periods under Section 6.4.

12.2 Amendments to Stock Options or Amounts The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but no such amendment shall impair the right of any holder without the holder's consent. Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments.

                                  ARTICLE XIII

                             UNFUNDED STATUS OF PLAN

13.1 It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

                                   ARTICLE XIV

                               GENERAL PROVISIONS

14.1 Certificates All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The Committee may require any Optionee purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that the Optionee is acquiring the shares without a view to the distribution thereof.

14.2 Compensation Arrangements Nothing contained in this Plan shall prevent the Company or a Subsidiary from adoption of other or additional compensation arrangements for its employees.

14.3 No Rights to Continued Employment Neither the adoption of the Plan nor the granting of any Stock Option, Stock Appreciation Right, Restricted Stock or Long Term Award shall confer upon any employee any right to continued employment or constitute an agreement or understanding that the Company will retain a director or consultant for any period of time or at any particular rate of compensation, nor shall the same interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any employee or the service of any director or consultant at any time.

14.4 Withholding and Employment Taxes No later than the date on which the Company is required to withhold federal or state income taxes or employment taxes in respect of an award, the participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local, or other taxes of any kind required by law to be withheld with respect to such award or any payment or distribution made in connection therewith. Unless otherwise determined by the Committee, withholding or employment tax obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding or employment tax requirements; provided, however, that in the case of any Optionee who is actually subject to Section 16(b) of the Exchange Act, any such settlement shall comply with the applicable requirements of Rule 16(b)-3. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant.

14.5 Reinvestment of Dividends The reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall be permissible only if sufficient shares of Stock are available under Article III for such reinvestment (taking into account then outstanding Stock Options and other Plan awards)

14.6 Beneficiaries Designation The Committee shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable with respect to outstanding awards under the Plan in the event of the participant's death are to be paid.

14.7 Loan Program The Board may institute a loan program to assist one or more participants in financing the exercise of outstanding options through full-recourse interest bearing promissory notes. However, the maximum amount of financing provided any optionee may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares.

14.8 Governing Law The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York.

14.9 Rule 16b-3 Requirement Notwithstanding anything in this Plan to the contrary, if the Committee determines that the Plan or grant or award cannot satisfy the requirements of Rule 16b-3, then it shall have the authority to waive or modify those provisions of the Plan or grant or award so as to enable compliance with Rule 16b-3.

                                   ARTICLE XV

                  EFFECTIVE DATE OF PLAN; SHAREHOLDER APPROVAL

15.1 The Plan shall be effective as of December 18, 2000, subject however to the approval of the Plan by the holders of at least a majority of the outstanding shares of Stock of the Company present or represented and entitled to vote at a meeting of shareholders of the Company. Awards may be made under the Plan on and after its effective date; provided, however, that any such awards shall be null and void if shareholder approval of the Plan is not obtained within 12 months of the adoption of the Plan by the Board.

                                   ARTICLE XVI

                                  TERM OF PLAN

16.1 No Stock Option, Stock Appreciation Right, restricted stock award, or Long Term Performance award shall be granted on or after the tenth anniversary of the effective date of the Plan, but awards granted prior to such tenth anniversary (including, without limitation, Long Term Performance Awards for Performance Periods commencing prior to such tenth anniversary) may extend beyond that date.

                         KENILWORTH SYSTEMS CORPORATION
                               54 Kenilworth Road
                             Mineola, New York 11501

           PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                  June 13, 2001
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints HERBERT LINDO and BETTY SUE SVANDRILIK and each or either of them (with power of substitution) as proxies for the undersigned, to vote all shares of Common Stock of record on May 7, 2001, of KENILWORTH SYSTEMS CORPORATION which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on June 7, 2001, at 10:00 A.M. local time, or at any adjournment thereof, upon the matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement for said Meeting, copies of which have been received by the undersigned, and, in their discretion, upon all other matters which may properly come before said meeting. Without otherwise limiting the generality of the foregoing said proxies are directed to vote as follows:

NO. 1:  ELECTION OF DIRECTORS

         To serve for the term continuing through the next Annual Meeting and the qualification of their respective successors.

         Herbert Lindo, Joyce Clark and Kit Wong

         [ ] FOR all nominees listed above (except as withheld in the space below.)

         [ ]  WITHHOLD AUTHORITY to vote for all nominees listed above.

         (Instruction: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)

         -----------------------------------------------------------------------



NO. 2: PROPOSAL TO RATIFY THE ADOPTION OF THE PERFORMANCE AND EQUITY INCENTIVE PLAN

                       [ ] FOR          [ ] AGAINST          [ ] ABSTAIN


NO. 3: PROPOSAL TO AUTHORIZE THE RATIFICATION OF THE CERTIFICATE OF AMENDMENT TO KENILWORTH'S CERTIFICATE OF INCORPORATION FILED ON

                  DECEMBER 7, 1998 AND OF ALL SHARES OF COMMON STOCK ISSUED SINCE SUCH FILING.

                       [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

NO. 4: PROPOSAL TO AUTHORIZE AN AMENDMENT TO KENILWORTH'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK TO 200,000,000

                       [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

NO. 5: PROPOSAL TO AUTHORIZE AN AMENDMENT TO KENILWORTH'S CERTIFICATE OF INCORPORATION TO AUTHORIZE 10,000,000 SHARES OF PREFERRED STOCK

                       [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

NO. 6:            PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS

                       [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO CONTRARY DIRECTION IS GIVEN ABOVE, AND THIS PROXY IS PROPERLY SIGNED, THE SHARES WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE.

Your proxy is important to assure a quorum at the meeting whether or not you plan to attend in person. You may revoke this proxy at any time, and the giving of it will not affect your right to attend the meeting and vote in person.

                                         Dated _________________________, 2001



                                         ---------------------------------------
                                              Signature


                                         ---------------------------------------
                                              Signature, if held jointly


                                         ---------------------------------------
                                         Number of Shares as of _________, 2001

This proxy must be signed exactly as name appears. When shares are held by joint tenants, both must sign. When signing as attorney or as trustee, executor or guardian, please give full title as such. If a corporation, please sign the full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.